                                                                   Exhibit 10.10


                               TRANSFER AGREEMENT


                           TRANSFER AGREEMENT dated as of May 22, 1992, between
                  Cleveland Indians Baseball Company Limited Partnership, an Ohio limited partnership (the "Transferor"), and Indians Club Trust, a Delaware business trust (the "Transferee").

                  WHEREAS in the regular course of its business, the Transferor has entered, and will in the future enter, into the National Media Contracts through the commissioner, as agent, and licensing contracts through MLB Properties, as agent, and is also a party to the League Agreement, the Major League Agreement and the Central Fund Agreement, which agreements give rise to certain Rights and Revenues; and

                  WHEREAS the Transferor and the Transferee wish to set forth the terms pursuant to which the Rights and the Revenues belonging to the Transferor are to be transferred by the Transferor to the Transferee, which transfer will constitute a contribution of capital to the Transferee pursuant to the Club Trust Agreement; and

                  WHEREAS the Commissioner wishes to facilitate the transactions contemplated hereby and by the Transaction Documents; and

                  WHEREAS the MLB Trust is assuming the obligation of the Transferor to pay Commissioner Expenses; and

                  WHEREAS the Transferee intends to borrow money on a secured basis from the MLB Trust by pledging all the Club Trust Estate (with the exception of funds on deposit from time to time in the Distribution Account) pursuant to the Club Trust Credit Facility and the Club Trust Pledge and Security Agreement.


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                               TRANSFER AGREEMENT                              2


                  NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration and the Mutual terms and covenants contained herein, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

                  SECTION 1.01. CAPITALIZED TERMS. Unless other wise defined in this Agreement, capitalized terms shall have the meanings set forth in Annex A. In addition, the interpretive guidelines set forth in Annex A shall be applicable to this Agreement.

                                   ARTICLE II

                       TRANSFER OF THE RIGHTS AND REVENUES
                       -----------------------------------

                  SECTION 2.01. TRANSFER OF THE RIGHTS AND REVENUES. As a contribution of capital pursuant to the Club Trust Agreement, the Transferor hereby agrees, pursuant to the Assignment, to transfer, assign, set over and otherwise convey to the Transferee, without recourse (except for obligations specifically set forth herein), all its Rights and Revenues how existing and hereafter created and all proceeds of the foregoing. The foregoing transfer, assignment, set-over and conveyance will not constitute, and is not intended to result in, the creation or assumption by the Transferee of any obligations of the Transferor or any other Person in connection with the Rights and Revenues, including any obligations to the Obligors.

                  The Commissioner, to the extent that it Could be deemed to own the Rights and Revenues purported to be conveyed pursuant to this Agreement either as agent or on its own behalf, hereby transfers, assigns, sets over and otherwise conveys to the Transferee any such Rights and Revenues now existing or hereafter created.

                  It is understood and agreed that the Rights do not include the rights of the Transferor to participate in any votes and decisions relating to or regarding changes to, the enforcement of, waiver and replacements to any agreement giving rise to the Rights, including the Major League Agreements, the National Media Contracts and/or the MLB Properties licensing contracts.


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                               TRANSFER AGREEMENT                              3


                  SECTION 2.02. THE CLOSING. The transfer of the Rights and Revenues shall take place at a closing (the "Closing") at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, N.Y. 10019-6064 on the Closing Date, simultaneously with the closings under the Club Trust Agreement and each of the other Transaction Documents.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                  SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEREE. The Transferee hereby represents and warrants to the Transferor as of the Closing Date:

                  (a) ORGANIZATION AND GOOD STANDING. The Transferee has been duly organized under the Business Trust statute and is validly existing as a business trust in good standing under the laws of the State of Delaware, with the trust power and authority to own its properties and to do such activities necessary with respect to such properties as are currently owned and such activities as are presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Rights and the Revenues.

                  (b) POWER AND AUTHORITY. The Transferee has the trust power and authority to execute and deliver this Agreement and to carry out its terms and the execution, delivery and performance of this Agreement has been duly authorized by the Transferee by all necessary trust action.

                  (c) APPROVALS. The Transferee has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                  (d) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the Club Trust Agreement, or any indenture, agreement or other instrument to which the Transferee is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms



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                               TRANSFER AGREEMENT                              4


of any such indenture, agreement or other instrument (other than any Liens created pursuant to the Transaction Documents); nor violate any law or, to the best of the Transferee's knowledge, any order, rule or regulation applicable to the Transferee of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferee or its properties.

                  (e) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Transferee's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferee or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Transferee of its obligations under, or the validity or enforceability of, this Agreement.

                  SECTION 3.02. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR. (a) The Transferor hereby represents and warrants to the Transferee as of the Closing Date:

                  (i) ORGANIZATION AND GOOD STANDING. The Transferor is a duly organized and validly existing limited partnership and is in good standing under the laws of the jurisdiction of its organization with the limited partnership power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

                  (ii) DUE QUALIFICATION. The Transferor has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications and is duly qualified to do business as a foreign limited partnership in good standing in all such jurisdictions except where the failure to so qualify would not have a material adverse effect on the Rights and Revenues.

                  (iii) DUE AUTHORIZATION. The Transferor has the requisite limited partnership power and authority to execute and deliver this Agreement and to carry out its terms; the Transferor has full power and authority to


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                               TRANSFER AGREEMENT                              5


         transfer and assign the property to be transferred and assigned to the Transferee and the Transferor shall have duly authorized such transfer and assignment to the Transferee by all necessary corporate or partnership actions, as the case may be; and the execution, delivery and performance of this Agreement has been duly authorized by the Transferor by all necessary corporate or partnership action, as the case may be.

                  (iv) NO CONFLICT OR VIOLATION. The consummation of the transactions contemplated by this Agreement and the Transaction Documents and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the constitutive documents of the Transferor, or any material indenture, agreement or other instrument to which the Transferor is a party or by which it or any of its properties are bound (including the League Agreement and the major League Agreement); nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Transaction Documents); nor violate any law or, to the best of the Transferor's knowledge, any order, rule or regulation applicable to the Transferor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties.

                  (v) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the Transferor's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Transferor or its properties: (i) asserting the invalidity of this Agreement or any other of the Transaction Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other of the Transaction Documents or (iii) seeking any determination or ruling that might materially and adversely affect the Rights and Revenues or the performance by the Transferor of its obligations under, or the validity or enforceability of, this Agreement or any other of the Transaction Documents.



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                               TRANSFER AGREEMENT                              6


                  (vi) ALL CONSENTS REQUIRED. All appraisals, authorizations, consents, orders, approvals or other actions of any Person (including the commissioner) or of any governmental body or official required in connection with the execution and delivery of the Transaction Documents to which the Transferor is a party and the performance of the transactions contemplated by such Transaction Documents, have been obtained.

                  (vii) ENFORCEABILITY. This Agreement constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (viii) SOLVENCY. The Transferor is not entering into this Agreement with the actual intent to hinder, delay or defraud its current or future creditors, nor does the Transferor intend to or believe that it will incur, as a result of entering into this Agreement, debts beyond its ability to repay. The Transferor is not as of the date of this Agreement "insolvent" as that term is defined in 11 U.S.C. ss. 101(32) or under the fraudulent conveyance laws of the State of Ohio, nor will the consummation of the transactions contemplated by this Agreement render the Transferor insolvent (giving effect to the fair valuation of its assets) or result in the Transferor having unreasonably small capital for the conduct of its business.

                  (ix) FINANCIAL STATEMENTS. The financial statements furnished by or on behalf of the Transferor to the commissioner pursuant to the Commissioner Letter present fairly (and all future financial statements when delivered will present fairly), in all material respects, the financial condition and the results of operations of the Transferor as of the date thereof in accordance with generally accepted accounting principles. There have been no material adverse changes in the financial condition of the Transferor subsequent to the date of the most recent financial statements and prior to the Closing Date. All financial statements



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                               TRANSFER AGREEMENT                              7


         prepared by the Transferor after the date of this Agreement shall clearly indicate that the Rights and Revenues have been transferred to the Club Trust.

                  (x) BENEFIT PLANS. (A) Schedule 3.02(a)(x) sets forth a list and brief description of all "employee pension benefit plans" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), exclusive of any such plans not subject to ERISA Section 302 and any multiemployer plans maintained, or contributed to, by the Transferor for the benefit of any officers or employees of the Transferor (sometimes referred to herein, exclusive of any multiemployer plan, as the "Pension Plans").

                  (B) Except as set forth on Schedule 3.02(a)(x), there are no termination proceedings, suits or other proceedings against or involving any Pension Plan that could give rise to any material liability to the Transferor.

                  (C) Except as set forth on Schedule 3.02(a)(x), (x) all material contributions to the Pension Plans that have been required to be made in accordance with the Pension Plans and Section 302 of ERISA or Section 412 of the Code, have been timely made, (y) no Pension Plan has applied for or received a waiver of the minimum funding standards imposed by Section 412 of the Code and (z) no Pension Plan has an "accumulated funding deficiency" within the meaning of Section 412(a) of the Code as of the most recent plan year.

                  (D) Except as set forth on Schedule 3.02(a)(x), none of the Pension Plans has been terminated in a "distress termination" (as defined in Section 4041(c) of ERISA) nor have there been any "reportable events" (as defined in Section 4043 of ERISA and the regulations thereunder) within the last two years with respect to any Pension Plan the assets of which, as of the most recent actuarial report, were less than 100% of the Plan's present value of accrued benefits (as described in such report).

                  (E) No Pension Plan subject to Title IV of ERISA (including for the purposes of this paragraph (E) and the following paragraph (F) any Pension Plan maintained


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                               TRANSFER AGREEMENT                              8


         or contributed to by any subsidiary or any other affiliate of the Transferor) has incurred any material liability to the Pension Benefit Guaranty Corporation other than for the payment of premiums, all of which have been paid when due.

                  (F) As of the most recent valuation date for each Pension Plan that is a defined benefit pension plan, the present value of the current liabilities (as defined in Section 412(l)(7) of the Code and as computed by the actuaries for such Pension Plan using the actuarial assumptions in effect for such purposes as reflected in the most recent actuarial report or valuation for such Pension Plan) of all participants and former participants in such Pension Plan did not exceed the fair market value of its assets.

                  (G) Except as set forth on Schedule 3.02(a)(X), the Transferor has not been required to contribute any material amount to any "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA), other than the Major League Baseball Players Pension Plan, or incurred any material withdrawal liability, within the meaning of Section 4201 of ERISA, which liability has not either been fully paid as of the date hereof or reflected on the Transferor's books, or announced an intention to withdraw, but not yet completed such withdrawal, from any multiemployer plan which withdrawal could give rise to a material liability. If the Transferor were to make a complete withdrawal from each such multiemployer plan, other than the Major League Baseball Players Pension Plan, within the meaning of Section 4203 of ERISA, the withdrawal liability of the Transferor would not be material.

                  (b) The Transferor makes the following representations and warranties as to its Rights and Revenues on which the Transferee relies in accepting such Rights and Revenues. Such representations and warranties are made as of the execution and delivery of this Agreement, but shall survive the transfer and assignment of such Rights and Revenues to the Transferee and the subsequent assignment and transfer of such Rights and Revenues pursuant to the Club Trust Pledge and Security Agreement and the MLB Pledge and Security
Agreement:

                  (i) MEMBERSHIP. The Transferor is a member in good. standing of its League and Major League Baseball.


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                               TRANSFER AGREEMENT                              9


                  (ii) COMPLIANCE. Compliance with all requirements imposed by the Commissioner, its League or Major League Baseball, except where the failure to do so would not materially adversely affect the Rights and Revenues to be transferred pursuant to this Agreement; the Transferor is in compliance with the terms of the Major League Agreement, the Central Fund Agreement, its League Agreement, the MLBP Agreements and each of the National Media Contracts, except where the failure to do so would not materially adversely affect the Rights and Revenues to be transferred pursuant to this Agreement.

                  (iii) BOUND BY AGREEMENTS. All the provisions of the constitutive documents of its League and the Major League Agreement, including any amendments from time to time, all Commissioner resolutions and all resolutions of the Executive Council, and rules or policies as the Executive Council or the Commissioner may issue from time to time that are within the issuing party's jurisdiction and that relate to the Rights and Revenues, are, unless the same by their terms are not applicable to the Transferor, binding and enforceable against the Transferor, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).


                  (iv) NATIONAL MEDIA CONTRACTS. (A) To the best knowledge of the Transferor, each National Media Contract is legally binding and enforceable against the Obligor thereunder; (B) the Transferor, along with the other Major League Clubs, is the owner of an undivided Pro Rata interest in each National Media contract and such Pro Rata interest is not subject to any prior Lien; (C) to the best knowledge of the Transferor, no Bankruptcy Event has occurred or is threatened with respect to the Obligor under any National Media Contract; and (D) the Transferor is entitled to receive a Pro Rata portion of the Revenues from National Media Contracts payable from time to time.

                  (v) VALID TRANSFER. The transfer and assignment herein contemplated constitutes a true




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                               TRANSFER AGREEMENT                             10


         transfer, by capital contribution, Of its Rights and Revenues from the Transferor to the Transferee such that the Transferor retains no interest in, or any risk with respect to, such Rights and Revenues and such that the beneficial interest in and title to its Rights and Revenues not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Transferor under any bankruptcy law. Other than as set forth on Schedule 3.02(b)(v), immediately prior to the transfer and assignment herein contemplated, the Transferor had good and marketable title to all its Rights and Revenues free and clear of all Liens and, immediately upon the transfer thereof, the Transferee shall have good and marketable title to all such Rights and Revenues, free and clear of all Liens (other than Liens pursuant to the Transaction Documents); and the transfer has been perfected under the UCC.

                  (vi) LAWFUL ASSIGNMENT. None of the Transferor's Rights or Revenues is subject to the laws of any jurisdiction under which the transfer and assignment of such Rights or Revenues under this Agreement, the Club Trust Credit Facility, the MLB Credit Agreement, the MLB Pledge and Security Agreement or the Club Trust Pledge and Security Agreement is unlawful, void or voidable.

                  (vii) ALL FILINGS MADE. All filings (including UCC filings) necessary in any Jurisdiction to give the Transferee a first perfected ownership interest in the Transferor's Rights and Revenues have been made.


                                   ARTICLE IV

                                   CONDITIONS
                                   ----------

         SECTION 4.01. CONDITIONS TO OBLIGATION OF THE TRANSFEREE. The obligation of the Transferee to accept the Rights and Revenues of the Transferor is subject to the satisfaction of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties of the Transferor set forth in Section 3.02 shall be true and correct in all material respects on the Closing Date and the Transferor shall have



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                               TRANSFER AGREEMENT                             11


performed all obligations to be performed by it hereunder on or prior to the Closing Date.

                  (b) DOCUMENTS TO BE DELIVERED BY THE TRANSFEROR AT THE
CLOSING.

                  (i) THE ASSIGNMENT. At the Closing, the Transferor will execute and deliver an Assignment in the form of Exhibit A hereto.

                  (ii) EVIDENCE OF UCC FILING. On or prior to the Closing Date, the Transferor shall deliver and shall cause the Commissioner to deliver, at its own expense, an executed UCC-1 financing statement in each jurisdiction in which required by applicable law, executed by the Transferor (or, as necessary, the Commissioner), as seller and debtor, and naming the Transferee, as purchaser and secured party, describing the Rights and Revenues as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the transfer, assignment and conveyance of such Rights and Revenues to the Transferee.

                  (iii) DUE AUTHORIZATION AND GOOD STANDING. On or prior to the Closing Date, the Administrative Agent, on behalf of the Transferee, shall have received from the Transferor, as appropriate, (a) corporate, partnership or other authorizing resolutions, approving and adopting the Transfer Agreement and authorizing the execution and delivery thereof, in form and substance satisfactory to the Administrative Agent, (b) the charter documents and by-laws or the agreement or other formative documents of the Transferor and (c) certificates of good standing for the Transferor from the jurisdiction of the Transferor's organization and each other jurisdiction where the failure of the Transferor to be qualified and/or in good standing could have a material adverse effect- on the Rights and Revenues.

                  (iv) LEGAL OPINIONS. On the Closing Date, the Administrative Agent, on behalf of the Transferee, shall have received (a) the legal opinion of counsel to the Transferor, in substantially the form attached hereto as Exhibit B, (b) the legal opinion of the Counsel to the Club Trust and the MLB Trust in substantially the form attached hereto as Exhibit C and (c) the legal opinion of Counsel to the Transferee and



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                               TRANSFER AGREEMENT                             12


         the Commissioner in substantially the form attached hereto as Exhibit
         D.

                  (v) OFFICERS CERTIFICATE. The Administrative Agent shall have received a certificate in the form attached hereto as Exhibit E dated the Closing Date of an authorized officer or partner of the Transferor in which such officer or partner shall state that, to the best of their knowledge after reasonable investigation, the representations and warranties of the Transferor contained herein and in the Club Trust Agreement are true and correct, and that the Transferor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the Transaction Documents on or prior to the Closing Date.

                  (vi) OTHER DOCUMENTS. Such other documents as the Transferee may reasonably request.

                  (c) OTHER TRANSACTIONS. The transactions contemplated by the Transaction Documents to be consummated on the Closing Date, shall be consummated on such date.

                  SECTION 4.02. CONDITIONS TO OBLIGATION OF THE TRANSFEROR; REPRESENTATIONS AND WARRANTIES TRUE. The obligation of the Transferor to transfer its Rights and Revenues to the Transferee is subject to the satisfaction of the condition that the representations and warranties of the Transferee hereunder shall be true and correct in all material respects on the Closing Date and the Transferee shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.


                                    ARTICLE V

                           COVENANTS OF THE TRANSFEROR
                           ---------------------------

                  SECTION 5.01. PERFORMANCE OF OBLIGATIONS; CONDUCT OF BUSINESS. The Transferor agrees to perform all its obligations necessary to maintain the Rights and create the Revenues. Without limiting the generality of the foregoing, the Transferor agrees (a) to conduct its business in a manner consistent with past practice to the extent that failure to do so would have an adverse effect on the Rights and Revenues, (b) to continue to play baseball, except for business interruptions during a labor dispute or where prevented by force majeure and to perform all its oblig-

                               TRANSFER AGREEMENT                             13


ations under the League Agreement, the Major League Agreement, the Central Fund Agreement, the MLB Agreement and the National Media Contracts in all material respects, (c) to use its best efforts to preserve intact its business organization. The Transferor will promptly notify the Administrative Agent on behalf of the Transferee of any change in the financial condition, results of operations, properties or prospects of Transferor's business which could have a material adverse effect on the Rights or the Revenues.

                  SECTION 5.02. FUTURE NATIONAL MEDIA CONTRACTS AND SUPERSTATION AGREEMENTS. The Transferor agrees not to enter into any National Media Contracts or superstation Agreements other than through the Commissioner and pursuant to the Central Fund Agreement. The Transferor agrees to request that the Commissioner include a provision in any National Media Contract or Superstation Agreement entered into subsequent to the date hereof to the effect that the rights of the Transferor to receive revenues under such agreements have been transferred to the Transferee pursuant to this Agreement. The Transferor agrees that all rights to receive revenues benefitting it under any future National Media Contracts and Superstation Agreements will be part of the Rights transferred pursuant to this Agreement.

                  SECTION 5.03. FUTURE LICENSING CONTRACTS. The Transferor agrees not to enter into any licensing agreements or replacements to the MLB Properties Agreement other than through MLB Properties (except as permitted by the MLB Properties Agreement). The Transferor agrees to request that the Commissioner include a provision in any future MLB Properties Agreement to the effect that the rights of the Transferor to receive revenues under such agreement have been transferred to the Transferee pursuant to this Agreement. The Transferor agrees that all rights to receive payments benefitting it under any future MLB Properties Agreement will be part of the Rights transferred pursuant to this Agreement.

                  SECTION 5.04. OPPOSE CHANGE. (i) The Transferor agrees not to recommend, vote in favor of or advocate and to oppose and vote against any action to change in any way the terms of any of the Major League Agreements in a manner which is or may be materially adverse to the Rights or the Revenues transferred pursuant to this Agreement (including, without limitation, any change in the authorization of the Commissioner to negotiate and enter into National Media Contracts) and (ii) the Transferor also agrees not to

                               TRANSFER AGREEMENT                             14


recommend, vote in favor of or advocate and to oppose and vote against any action to eliminate or reduce under any circumstances (including without limitation, the bankruptcy or insolvency of any Participating Club or the withdrawal or expulsion of any Participating Club, but excluding any Pro Rata reduction resulting from the expansion in the number of Clubs) each Club Trust's right to a Pro Rata share of Revenues (which is being transferred to the respective Club Trusts pursuant to this Agreement and the other Transfer Agreements).

                  SECTION 5.05. VOTING. It is the intention of the Transferee and the Transferor that the Transferor be free to exercise its reasonable business judgment with respect to the administration of the Rights (including decisions on waivers, enforcement, renegotiations or exercise of options with respect to all agreements or contracts relating to the Rights); PROVIDED, HOWEVER, that the Transferor (i) agrees to act in a manner consistent with the covenants and purposes of this Agreement and (ii) not to take any actions that are intended or have the effect of depriving the Transferee of the benefits intended to be conveyed by this Agreement or contravening the purposes of the Transaction Documents.

                  SECTION 5.06. PROTECTION OF RIGHT, TITLE AND INTEREST. The Transferor shall, at the request of the Administrative Agent acting on behalf of the Transferee, cause this Agreement, all amendments hereto, the Assignment, and all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Transferee in and to the Rights and Revenues and the other property included in the Club Trust Estate to be promptly filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Transferee hereunder to the Rights and Revenues and the other property included in the Club Trust Estate. The Transferor shall, at the request of the Administrative Agent acting on behalf of the Transferee, deliver to the Administrative Agent file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing and such other documents or instruments as the Administrative Agent shall request to evidence a transfer or protect and preserve the Transferee's right, title and interest in the Club Trust Estate. The Transferee shall cooperate fully with the Transferor in



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                               TRANSFER AGREEMENT                             15


connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

                  SECTION 5.07. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF, THE OBLIGATIONS OF THE TRANSFEROR. The Transferor shall not consolidate with or merge into any other corporation or entity or convey or transfer substantially all of its assets as an entirety or its ownership interest in the MLB Trust or the Club Trust to any Person, unless:

                  (a) the corporation or entity formed by such consolidation or into which the Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Transferor or substantially as an entirety (or the ownership interest in the MLB Trust or the Club Trust) shall be duly organized and validly existing under the laws of the jurisdiction of its organization and, if the Transferor is not the surviving entity, such corporation or entity, or such Person which so acquires such properties and assets shall expressly assume all obligations under this Agreement, by an agreement supplemental hereto, in form satisfactory to the Transferee and the Administrative Agent, executed and delivered to the Transferee and the Administrative Agent; and

                  (b) the Transferor has delivered to the Transferee and the Administrative Agent an officers' certificate and an opinion of Counsel each stating that such consolidation, merger, conveyance or transfer comply with this Section 5.07 and that all conditions precedent herein provided for relating to such transaction have been complied with and as to such other matters as the Administrative Agent shall reasonably request.

                  SECTION 5.08. NAME CHANGE. Within 15 days after the Transferor makes any change in its name, identity or corporate or partnership structure which would make any financing statement or continuation statement filed in connection with this Agreement misleading within the applicable provisions of the UCC or any title statute, the Transferor shall give the Administrative Agent notice of any such change, and no later than 5 days after the effective date thereof, shall file such financing statements or amendments as may be necessary to continue the perfection of

                               TRANSFER AGREEMENT                             16


the Transferee's interest in the property included in the Club Trust Estate.


                  SECTION 5.09. POWER OF ATTORNEY. (a) Effective on the Closing Date, the Transferor hereby constitutes and appoints the Administrative Agent on behalf of the Transferor and its successors, legal representatives and assigns the true and lawful attorneys of the Transferor, with full power of substitution, in the name of the Transferor or the Transferee, but on behalf of and for the benefit of the Transferee and its successors, legal representatives and assigns, and at the expense of the Transferee: (i) to demand and receive from time to time any and all of the Rights and Revenues and to make endorsements and give receipts and releases for and in respect of the same and any part thereof; (ii) to institute, prosecute, compromise and settle any and all proceedings at law, in equity or otherwise that the Transferee and its successors, legal representatives or assigns may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Rights and Revenues; (iii) to defend or compromise any or all actions, suits or proceedings in respect of any of the Rights and Revenues; and (iv) to do all such acts and things in relation to the matters set forth in the preceding clause (i) through (iii) as the Transferee and its successors, legal representatives or assigns shall deem desirable; Provided, however, that nothing set forth in this Section 5.09 shall, or be deemed to, deprive the Commissioner of his exclusive rights under the Major League Agreements and the National Media Contracts to administer and enforce the National Media Contracts. The Transferor hereby agrees that the appointment hereby made and the powers hereby granted are coupled with an interest and are not and shall not be revocable by it in any manner or for any reason. The Transferor shall deliver to the Transferee at Closing an acknowledged power of attorney to the foregoing effect executed by the Transferor.

                  SECTION 5.10. OTHER LIENS OR INTERESTS. Except for the conveyances hereunder and pursuant to the Club Trust Pledge and Security Agreement and the other Transaction Documents, the Transferor will not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, any interest in, to and under the Rights and Revenues, and the Transferor shall defend, at its own cost and expense, the right, title and interest of the Transferee in, to and under the Rights and Revenues, whether now existing or hereafter created, against all

                               TRANSFER AGREEMENT                             17


claims of third parties claiming through or under the Transferor. The Transferor shall notify the Administrative Agent on behalf of the Transferee promptly after becoming aware of any Lien on any Rights and Revenues other than as a result of the conveyances hereunder or under the other Transaction Documents.

                  SECTION 5.11. INDEMNIFICATION. If subsequent to the date of this Agreement, the Club Trust's Rights and Revenues are reduced or eliminated (other than on a Pro Rata ,basis amongst all Clubs) as a result of (i) the modification of any of the Major League Agreement, the League Agreement, the Central Fund Agreement or the MLB Properties Agreement or (ii) the Transferor no longer being a member of its League or Major League Baseball, the Transferee shall be indemnified to the extent of any amounts owed by the Transferee under the Note and the Club Trust Pledge and Security Agreement.

                  SECTION 5.12. FURTHER ASSURANCES. From and after the Closing, upon the request of the Administrative-Agent acting on behalf of the Transferee, the Transferor shall, and shall cause any Affiliate of the Transferor having any interest in the Rights and Revenues to execute, acknowledge and deliver all such further acts, assurances, deeds, assignments, transfers, conveyances and other instruments and papers as may be required to transfer, assign, convey and deliver to and vest in the Transferee, and protect its right, title and interest in and employment of, all the Rights and Revenues intended to be transferred, assigned, conveyed and delivered to the Transferee pursuant to this Agreement, and as otherwise appropriate to carry out the transactions contemplated by the Transaction Documents.

                  SECTION 5.13. PLACE OF BUSINESS. The Transferor will promptly inform the Administrative Agent, on behalf of the Transferee, of any change in the name or location of the Transferor (including without limitation as a result of the relocation of the Club owned and operated by the Transferor) which might require new filings or other actions to protect the ownership interest of the Transferee in the Rights and Revenues.

                  SECTION 5.14. PROHIBITION AGAINST TRANSFER OF CERTAIN RIGHTS. For so long as the Transferee has outstanding any obligations under the Club Trust Credit Facility and its Club Trust Pledge and Security Agreement, the Transferor will not sell, assign, convey, pledge or

                               TRANSFER AGREEMENT                             18


otherwise transfer all or any part of its right, title and interest in and to the National Media Contracts, the MLBP Agreements or the Major League Agreements (that are not transferred pursuant to this Agreement) to any other Person other than in a merger, consolidation or conveyance or transfer of its properties and assets substantially as an entirety in a transaction meeting the requirements of
Section 5.07; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Transferor may transfer, pledge or assign any of its right, title and interest in and to the National Media Contracts, the MLBP Agreements or the Major League Agreements to secure any obligations of the Transferor to any Person; PROVIDED, FURTHER, that any such Person acknowledges in writing addressed to the Administrative Agent its obligations to take subject to the terns of this Agreement in the event such Person exercises its right as a secured creditor and forecloses on such collateral.

                  SECTION 5.15 ACCESS TO INFORMATION. The Transferor shall, and shall use its reasonable best efforts to cause the Commissioner to, provide reasonable access, during normal business hours, to the Administrative Agent on behalf of the Transferee to inspect the offices, books and records of the Transferor and the Commissioner relating to the Rights and Revenues transferred pursuant to this Agreement.


                                   ARTICLE VI

                            MISCELLANEOUS PROVISIONS
                            ------------------------

                  SECTION 6.01. OBLIGATIONS OF TRANSFEROR. The obligations of the Transferor under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any of the property consisting of the Club Trust Estate.

                  SECTION 6.02. MLB TRUST. The Transferor acknowledges and agrees that (a) the Transferee will, pursuant to the Club Trust Pledge and Security Agreement, pledge the Rights and Revenues to the MLB Trust and assign its rights under this Agreement to the MLB Trust, (b) the MLB Trust will, pursuant to the MLB Credit Agreement and the MLB Pledge and Security Agreement, assign such rights to the Administrative Agent for the ratable benefit of the Banks and (c) the representations, warranties and covenants contained in this Agreement and the rights of the Transferee under this Agreement are intended to benefit the MLB Trust

                               TRANSFER AGREEMENT                             19


and the Banks. The Transferor hereby consents to all such pledges and assignments and agrees that the Administrative Agent may enforce all provisions of this Agreement on behalf of any of the Transferee, the MLB Trust or the Banks directly against the Transferor without any request to have the Transferee, the MLB Trust or the Banks join in such action and without any of them joining in such action.

                  SECTION 6.03. AMENDMENT. This Agreement may be amended by the Transferor and the Transferee, but only with the written consent of the Required Banks.

                  SECTION 6.04. WAIVERS. No failure or delay on the part of the Transferee in exercising any power, right or remedy under this Agreement or the Assignment shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

                  SECTION 6.05. NOTICES. All demands, notices and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Transferor, to Cleveland Indians Baseball Company Limited Partnership, Municipal Stadium, Cleveland, OH 44144,
Attention: Mr. Gregg Olson, with a copy to Baker & Hostetler, 3200 National City Center, Cleveland, OH 44144, Attention: Edward Ptaszek, Esq.; (b) in the case of the Transferee, addressed to Wilmington Trust Company, Corporate Financial Services Division, Rodney Square North, Wilmington, Delaware 19890; (c) in the case of the Administrative Agent, to Citibank, N.A., 641 Lexington Avenue, New York, N.Y. 10043, Attention: Bank Loan Syndication or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

                  SECTION 6.06. COSTS AND EXPENSES. The Transferor will pay all expenses incident to the performance of its obligations under this Agreement and the Transferor agrees to Pay all reasonable out-of-pocket costs and expenses of the Transferee, including fees and expenses of counsel, in connection with the perfection as against third parties of the Transferee's right, title and interest in and to the Rights and Revenues and the enforcement of any obligation of the Transferor hereunder.

                               TRANSFER AGREEMENT                             20



                  SECTION 6.07. REPRESENTATIONS AND COVENANTS TO SURVIVE. The respective agreements, representations, ,warranties and other statements by the Transferor and the Transferee set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the closing under Section 2.02.

                  SECTION 6.08. HEADINGS AND CROSS-REFERENCES. The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement. References in this Agreement to Section names or numbers are to such Sections of this Agreement.

                  SECTION 6.09. GOVERNING LAW. THIS AGREEMENT AND THE ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

                  SECTION 6.10. COUNTERPARTS. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  SECTION 6.11. SECURITY INTEREST. If for any reason this Agreement and the Assignment fail to convey good title to all or a portion of the Rights and Revenues to the Transferee, the Transferor hereby sells, assigns, conveys, transfers, delivers and sets over unto the Transferee and hereby grants the Transferee a first priority perfected "security interest" (as defined in the UCC) in, all right, title

                               TRANSFER AGREEMENT                             21


and interest of the Transferor in, under and to such rights and Revenues and the proceeds thereof.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers duly authorized as of the date and year first above written.

                                    INDIANS CLUB TRUST,

                                      by WILMINGTON TRUST COMPANY,
                                         not in its individual
                                         capacity by solely as Club
                                         Trustee,

                                         by /s/ illegible
                                           -------------------------
                                           Name:
                                           Title:

                                      CLEVELAND INDIANS BASEBALL
                                      COMPANY LIMITED PARTNERSHIP,
                                      by CLEVELAND BASEBALL CORPORATION,
                                         GENERAL PARTNER

                                         by /s/ Richard E. Jacobs
                                           -------------------------
                                           Richard E. Jacobs, Chairman and
                                           Chief Executive Officer

Acknowledged and Agreed:

OFFICE OF THE COMMISSIONER
OF BASEBALL, on its own
behalf and as Agent for
the Transferor under the
Central Fund Agreement

     by /s/ Stephen D. Greenberg
        -------------------------
        Name:  Stephen D. Greenberg
        Title:  Deputy Commissioner

                  AMENDMENT NO. 1 dated as of December 20, 1993, to ASSIGNMENT dated as of May 22, 1992 (the "Assignment"), by CLEVELAND INDIANS BASEBALL COMPANY LIMITED PARTNERSHIP, an Ohio limited partnership (the "Transferor"), and OFFICE OF THE COMMISSIONER OF BASEBALL, on its own behalf and as Agent for the Transferor under the Central Fund Agreement (the "Commissioner").


         WHEREAS on May 22, 1992, the Transferor and the Commissioner delivered the Assignment pursuant to which they transferred to the Transferee (as defined, together with each capitalized term used herein and not defined herein, as provided in the Assignment) all of their respective right, title and interest in and to the Rights and Revenues;

         WHEREAS concurrently herewith, the parties to the Transfer Agreement are entering into Amendment No. 1 dated as of December 20, 1993 ("Amendment No. 1 to Transfer Agreement"), to Transfer Agreement dated as of May 22, 1992; and


         WHEREAS, the Transferor and the Commissioner now desire to amend the Assignment as follows:

         1. REFERENCES TO TRANSFER AGREEMENT. The Assignment is hereby amended such that all references therein to the Transfer Agreement shall be references to the Transfer Agreement, as amended by Amendment No. 1 to Transfer Agreement.

         2. EFFECT OF AMENDMENT. Except as specifically amended hereby, the Assignment shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof.

         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year this Amendment to be duly executed as of the day and year first above written.

                                    CLEVELAND INDIANS BASEBALL COMPANY
                                    LIMITED PARTNERSHIP,

                                    By:   CLEVELAND BASEBALL
                                          CORPORATION, General Partner,


                                          By: /s/ M. Cleary
                                              ----------------------------
                                              Name:
                                              Title:


                                    OFFICE OF THE COMMISSIONER OF
                                    BASEBALL, on its own behalf and as
                                    Agent for the Transferor under the
                                    Central Fund Agreement,


                                          By: /s/ illegible
                                              ----------------------------
                                              Name:
                                              Title: